UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 14, 2012

Commission File Number:  000-03718

Park City Group, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
37-1454128
(IRS Employer Identification No.)

3160 Pinebrook Rd., Park City, Utah 84098
(Address of principal executive offices)

435-645-2000
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 14, 2012, Park City Group, Inc. (the "Company") issued a press release announcing its financial results for the quarter ending December 31, 2011. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01 Other Events.

Also on February 14, 2012, the Company issued a press release announcing its partnership with Leavitt Partners, an internationally-known health care and food safety consulting firm. The Company and Leavitt Partners have joined to create a solution targeted toward improving supply chain visibility for food and drug safety. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park City Group, Inc.

Date:   February 14, 2012
By:	/s/ David Colbert

Name: David Colbert
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	PCG Press Release Feb 14 2012
EX-99.2	PCG Press Release Feb 14 2012 (Leavitt)